Exhibit 99.20

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	June-06
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing service to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		7/24/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		7/24/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period		83,021.52	3,640,692.78			3,723,714.30

RECEIPTS
Cash Sales
Accounts Receivable		1,443,146.00				1,443,146.00
Interest Income			9,887.71			9,887.71
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts		25,000.00	1,175,000.00			1,200,000.00
Other (attach list)		21.00				21.00

TOTAL RECEIPTS		1,468,167.00	1,184,887.71			2,653,054.71

DISBURSEMENTS
Business - Ordinary Operations		80,867.56				80,867.56
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts		1,175,000.00	25,000.00			1,200,000.00
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		259,913.46				259,913.46
U. S. Trustee Quarterly Fee
Court Costs

TOTAL DISBURSEMENTS		1,515,781.02	25,000.00			1,540,781.02

Balance at End of Month (See Note Below)		35,407.50	4,800,580.49			4,835,987.99
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						1,540,781.02
Less: Transfers to Other DIP Accounts						1,200,000.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						340,781.02

Balance at End of month excludes the following: Miscellaneous cash of $0.79.

THREE-FIVE SYSTEMS, INC.

YTD 6/30/2006

TFS Corp 6/30/06

Income Statement (Totals may not add due to rounding.)

Net Sales	0
Total Cost of Sales	0
Gross Margin	0
Total SG&A	2,327,688
Loss (Gain) on Sale of Assets	21,102
Total Operating Expenses	2,348,790
Operating Income (Loss)	(2,348,790)

Interest Income	116,077
Interest & Other Inc/(Exp)	116,077
Profit (Loss) Before Tax	(2,232,713)
Income Taxes	(255)
Net Income (Loss)	(2,232,458)

Balance Sheet (Unaudited) Totals may not add due to rounding.

YTD 6/30/2006

TFS Corp 6/30/06

ASSETS

CASH AND CASH EQUIVALENT	4,835,989
ACCOUNTS RECEIVABLE PRE	47,378
ACCOUNTS RECEIVABLE POST	17,949
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	6,852
ASSETS HELD FOR SALE	1,465
OTHER CURRENT ASSETS	1,261,588

TOTAL CURRENT ASSETS	21,241,469

PLANT, PROPERTY & EQUIPMENT	217,899
ACCUMULATED DEPRECIATION	(217,899)

NET FIXED ASSETS	0

OTHER ASSETS	2,206,559
INVESTMENT TFS DI	100

TOTAL ASSETS	23,448,127

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,856,649
ACCOUNTS PAYABLE POST	700,759
OTHER ACCRUED LIABILITIES PRE	725,678
OTHER ACCRUED LIABILITIES POST	282,253

TOTAL CURRENT LIABILITIES	5,565,339

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	5,565,339

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,985
RETAINED EARNINGS-CURRENT	(2,232,458)
RETAINED EARNINGS-PRIOR	(180,006,170)

TOTAL STOCKHOLDER'S EQUITY	17,882,789

TOTAL LIABILITIES & EQUITY	23,448,127

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	65,327.05		0.00	65,327.05
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	65,327.05	0.00	0.00	65,327.05

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00			217,899.00
Accumulated Depreciation	(217,899.00)			(217,899.00)
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
NONE

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	18,775	22,175	0	0	(3,400)
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	681,984	520,785	65,981	45,491	49,727
Secured Debt	0
Other Accrued - Post Petition	282,253	282,253

Total Post-Petition Liabilities	983,012	825,213	65,981	45,491	46,327
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		49,188.80	379,796.81

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		259,913.46	2,562,222.89

Total Payments to Professionals

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
June 2006

Type	Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Bill Pmt -Check	1309	06/13/2006	SALTICH	expense reimbursement	(104.15)	B of A Checking	Pay	Post
Bill Pmt -Check	1311	06/22/2006	BENTOVIM	Board calls May & June 2006	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1314	06/22/2006	CHAVOUSTIE	Board calls May & June 2006	(1,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1316	06/22/2006	GOLDMAN	Board calls May & June 2006	(1,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1317	06/22/2006	HIRVELA	Board calls May & June 2006	(1,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1319	06/22/2006	MALMBERG	Board calls May & June 2006	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1322	06/22/2006	SILVESTRI	Board calls May & June 2006	(1,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1324	06/22/2006	WERNER	Board calls May & June 2006	(1,000.00)	B of A Checking	Pay	Post
Payroll		06/01/2006	Jack Saltich	Payroll	(12,861.55)
Payroll		06/15/2006	Jack Saltich	Payroll	(12,861.55)
Payroll		06/29/2006	Jack Saltich	Payroll	(12,861.55)

				Total for current month	(49,188.80)

				May-06	(25,827.29)
				Apr-06	(25,814.48)
				Mar-06	(31,765.13)
				Feb-06	(30,024.39)
				Jan-06	(39,368.08)
				Dec-05	(52,158.18)
				Nov-05	(44,835.62)
				Oct-05	(53,875.91)
				Sep-05	(26,938.93)
				TOTAL TO DATE	(379,796.81)

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
June 2006

Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

06/08/2006	SQUIRE	80% fees & 100% expenses April 2006	(103,981.37)	B of A Checking	Pay	Post
06/13/2006	BRIDGE	80% fees & 100% expenses April 2006	(64,615.32)	B of A Checking	Pay	Post
06/13/2006	SGCOWEN	20% holdback on fees Sep05-Dec05	(90,000.00)	B of A Checking	Pay	Post
06/27/2006	BAKERMCKEN	80% fees & 100% expenses May 2006	(1,316.77)	B of A Checking	Pay	Post

	Total for current month		(259,913.46)

	May-06		(285,834.39)
	Apr-06		(416,473.71)
	Mar-06		(293,077.14)
	Feb-06		(200,816.54)
	Jan-06		(143,005.38)
	Dec-05		(724,190.95)
	Nov-05		(238,911.32)
	Oct-05		0.00
	Sep-05		0.00
	TOTAL TO DATE		(2,562,222.89)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE
			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?				X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	2

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Plan of reorganization filed January 6, 2006.

Identify any matters that are delaying the filing of a plan of reorganization:
None

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
June 2006

Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

WIRE	06/02/2006	NARVAEZ	Court Agent for Vitelcom litigation-Spain	(6,223.23)	B of A Checking	Pay	Post
WIRE	06/08/2006	SQUIRE	80% fees & 100% expenses April 2006	(103,981.37)	B of A Checking	Pay	Post
WIRE	06/13/2006	BRIDGE	80% fees & 100% expenses April 2006	(64,615.32)	B of A Checking	Pay	Post
WIRE	06/13/2006	SGCOWEN	20% holdback on fees Sep05-Dec05	(90,000.00)	B of A Checking	Pay	Post
WIRE	06/27/2006	BAKERMCKEN	80% fees & 100% expenses May 2006	(1,316.77)	B of A Checking	Pay	Post
1304	06/13/2006	FIDELITY	401k management fee - final bill	(2,919.58)	B of A Checking	Pay	Post
1305	06/13/2006	IRON	records storage	(1,279.54)	B of A Checking	Pay	Post
1306	06/13/2006	LINEARNET	IT consultant	(3,000.00)	B of A Checking	Pay	Post
1307	06/13/2006	QWESTKY		0.00	B of A Checking	Pay	Post
1308	06/13/2006	RENA	temporary services - payroll accountant	(863.60)	B of A Checking	Pay	Post
1309	06/13/2006	SALTICH	expense reimbursement	(104.15)	B of A Checking	Pay	Post
1310	06/22/2006	BANKOFNY	transfer agent	(1,828.55)	B of A Checking	Pay	Post
1311	06/22/2006	BENTOVIM	Board calls May & June 2006	(2,000.00)	B of A Checking	Pay	Post
1312	06/22/2006	BLUE CROSS	medical claims paid May 2006	(3,117.72)	B of A Checking	Pay	Post
1313	06/22/2006	BOFA	bank fees	(689.27)	B of A Checking	Pay	Post
1314	06/22/2006	CHAVOUSTIE	Board calls May & June 2006	(1,500.00)	B of A Checking	Pay	Post
1315	06/22/2006	FLREV		(20.00)	B of A Checking	Pay	Post
1316	06/22/2006	GOLDMAN	Board calls May & June 2006	(1,000.00)	B of A Checking	Pay	Post
1317	06/22/2006	HIRVELA	Board calls May & June 2006	(1,500.00)	B of A Checking	Pay	Post
1318	06/22/2006	HQGLOBAL	rent	(5,430.78)	B of A Checking	Pay	Post
1319	06/22/2006	MALMBERG	Board calls May & June 2006	(2,000.00)	B of A Checking	Pay	Post
1320	06/22/2006	PITMAN	expense reimbursements	(78.65)	B of A Checking	Pay	Post
1321	06/22/2006	RENA	temporary services - payroll accountant	(54.40)	B of A Checking	Pay	Post
1322	06/22/2006	SILVESTRI	Board calls May & June 2006	(1,500.00)	B of A Checking	Pay	Post
1323	06/22/2006	ULTRADNS		(137.15)	B of A Checking	Pay	Post
1324	06/22/2006	WERNER	Board calls May & June 2006	(1,000.00)	B of A Checking	Pay	Post
BANK/ADP CHARGES	06/30/2006	BANK/ADP CHARGES		(1,449.06)	B of A Checking	Pay	Post
FSA FUNDING		FSA FUNDING		0.00	B of A Checking	Pay	Post
PAYROLL	06/01/2006	PAYROLL	Taxes	(7,034.95)	B of A Checking	Pay	Post
PAYROLL	06/13/2006	PAYROLL	Auto deposit amounts	(11,050.00)	B of A Checking	Pay	Post
PAYROLL	06/15/2006	PAYROLL	Taxes	(7,236.04)	B of A Checking	Pay	Post
PAYROLL	06/27/2006	PAYROLL	Auto deposit amounts	(10,815.94)	B of A Checking	Pay	Post
PAYROLL	06/29/2006	PAYROLL	Taxes	(7,034.95)	B of A Checking	Pay	Post
			Total Post Payments	(340,781.02)	B of A Checking
			Total Payments	(340,781.02)	B of A Checking

153665	06/05/2006	VITELCOM MOBILE TECHNOLOGY	litigation settlement/outstanding A/R	1,443,146.00	B of A Checking	Rcpt	Pre
	06/23/2006	Sid Harris	repayment for Notary Fees	21.00	B of A Checking	Rcpt	Post
			Total Receipts	1,443,167.00	B of A Checking

Transfer	06/12/2006	Transfer to MM		(500,000.00)	B of A Checking	Tfr	Post
Transfer	06/13/2006	Transfer to MM		(500,000.00)	B of A Checking	Tfr	Post
Transfer	06/15/2006	Transfer to MM		(175,000.00)	B of A Checking	Tfr	Post
Transfer	06/26/2006	Transfer from MM		25,000.00	B of A Checking	Tfr	Post
			Total Transfers	(1,150,000.00)	B of A Checking

			Net Activity	(47,614.02)

			Beginning Balance	83,021.52	B of A Checking
			Calculated Ending Balance	35,407.50	B of A Checking

			Balance per cash log	35,407.50	B of A Checking
			Difference	0.00	B of A Checking

			Ending Cash - Bank of America Checking	35,407.50
			Ending Cash - Bank of America Money Market	4,800,580.49
			Ending Cash - SVB	0.00
			Petty Cash	0.00
			Merrill Lynch	0.79
			Cash - SVB CD (Interest)	0.00
			Total Cash Per Balance Sheet	4,835,988.78

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
June 2006

Type	Num	Date	Name	Further Despription	Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Transfer	Transfer	06/12/2006	Transfer to MM		500,000.00	B of A MM	Tfr	Post
Transfer	Transfer	06/13/2006	Transfer to MM		500,000.00	B of A MM	Tfr	Post
Transfer	Transfer	06/15/2006	Transfer to MM		175,000.00	B of A MM	Tfr	Post
Transfer	Transfer	06/26/2006	Transfer from MM		(25,000.00)	B of A MM	Tfr	Post
				Total Transfers	1,150,000.00	B of A MM

Deposit		06/30/2006		008110000 (INTEREST INCOME)	9,887.71	B of A MM	Rcpt	Post
				Total Receipts	9,887.71	B of A MM

				Net Activity	1,159,887.71	B of A MM

				Beginning Balance	3,640,692.78	B of A MM
				Calculated Ending Balance	4,800,580.49	B of A MM

				Balance per cash log	4,800,580.49	B of A MM
				Difference	0.00	B of A MM

Three-Five Systems, Inc.
June 2006
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256